Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                     Transnet Corporation
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                              TRANSNET CORPORATION
                                45 Columbia Road
                          Branchburg, New Jersey 08876
                                 (908) 253-0500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 19, 2009

                           ---------------------------

The Annual Meeting of Stockholders (the "Annual Meeting") of TransNet Corporation (the "Company" or "TransNet") will be held at the Company's offices, located at 45 Columbia Road, Branchburg, New Jersey 08876, on Friday, June 19, 2009 at 10:00 a.m. local time, for the purpose of considering and acting upon the following matters:

     1.   Election of directors;

     2.   Such other business as shall properly come before the Annual Meeting.

The close of business on May 6, 2009 has been fixed as the record date for determining the stockholders of the Company who shall be entitled to notice of, and to vote at the Annual Meeting.

The Board of Directors wants as many stockholders as possible to be represented in person or by proxy at the Annual Meeting. Consequently, we ask that you sign and return the enclosed proxy, whether or not you plan to attend the Annual Meeting. Please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your card without indicating how you want to vote, your proxy will be counted as a vote FOR the election of directors. Even after you return the proxy card, you still have the power to revoke the proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

                                             By Order of the Board of Directors,

                                                              /s/ Steven J. Wilk
                                                              ------------------
                                                                  Steven J. Wilk
                                                                   PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

Branchburg, New Jersey
May 8, 2009

--------------------------------------------------------------------------------
                                 IMPORTANT NOTE

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the Annual Meeting and save the Company the expense and extra work of an additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy or voting your stock in person.
--------------------------------------------------------------------------------




     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                        JUNE 19, 2009 SHAREHOLDER MEETING
 Our Proxy Statement and 2008 Annual Report to Shareholders are available at:
                     http://www.cstproxy.com/transnet/2009.
                     -------------------------------------

                              TRANSNET CORPORATION
                                45 Columbia Road
                          Branchburg, New Jersey 08876
                                 (908) 253-0500

                           ---------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 19, 2009

                           ---------------------------

PROXY STATEMENT

         This Proxy Statement of TransNet Corporation, a Delaware corporation ("TransNet" or the "Company"), is being sent in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time on Friday, June 19, 2009 at TransNet's offices, located at 45 Columbia Road, Branchburg, New Jersey 08876.

         The approximate date that this Proxy Statement and the enclosed proxy card are first being sent to stockholders is May 11, 2009. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended June 30, 2008, a copy of which accompanies this Proxy Statement.

         All proxies that are properly filled in, signed and returned to the Company prior to or at the Annual Meeting will be voted in accordance with the instructions thereon. A proxy may be revoked by any stockholder at any time before it is voted by delivering a written notice to the Company's Legal Counsel, submitting a signed proxy bearing a later date, or appearing in person and voting at the Annual Meeting. The Board of Directors has fixed the close of business on May 6, 2009 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Annual Meeting, or any postponement or adjournment thereof.

         The expenses of preparing, printing and mailing the proxy card and the material used in solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, the Company may use the services of some of its officers and regular employees (who will receive no additional compensation) to solicit proxies by telephone or in person. At present, the Company has no agreement with any firm to solicit proxies. The cost of soliciting proxies will be paid for by the Company. The Company may request that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.


SECURITIES OUTSTANDING, QUORUM AND VOTING RIGHTS

         Only stockholders of record at the close of business on May 6, 2009 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, the Company had 4,823,304 shares of common stock, $.01 par value per share (the "Common Stock"), outstanding. The Company's sole issued and outstanding class of capital stock is its Common Stock. Each share of Common Stock is entitled to one vote with respect to each matter to be acted upon at the Annual Meeting.

         The presence in person or by proxy of a majority of the outstanding shares of Common Stock (at least 2,411,653 shares) is required to constitute a quorum necessary for the transaction of business at the Annual Meeting. The election of directors requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock present in person or by proxy at the Annual Meeting

         For the election of directors, withholding the vote as to one or more nominees, which is the equivalent of abstaining, will have no effect on whether such nominee or nominees are elected.

         If a stockholder is the beneficial owner of shares held in "street name" by a bank or brokerage firm, such bank or brokerage firm, as the record holder of the shares, is required to vote those shares in accordance with such stockholder's instructions. If the stockholder does not give instructions to such bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to certain "discretionary" items, but will not be permitted to vote such stockholder's shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The uncontested election of directors is generally considered a "discretionary" item for purposes of bank or brokerage voting.

         Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.

         The Company's officers and directors owning and having the right to vote 767,550 shares representing approximately 16% of the outstanding shares of Common Stock have stated their present intention to vote their shares FOR the nominees for election as directors.


VOTING AND REVOCATION OF PROXIES

            If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer's full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

            Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Company's Corporate Legal Counsel, either by a later dated proxy signed and returned by mail or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.


PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each holder known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and named executed officers individually, and (iii) all directors and officers of the Company as a group.

         The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

Name of Beneficial                    Amount of Shares              Percent of
Owner                                Beneficially Owned               Class
-----                                ------------------               -----

Anthony Chiarenza (a)                     440,350 (b)              9.1% (c)
Kasaken Capital, LLC(d)                   250,000                   5.2%(c)

Steven J. Wilk (e)                        496,350 (g)              9.7% (f)
John J. Wilk (e)                          255,000 (h)                5% (f)
Jay A. Smolyn (e)                         133,000 (i)                3% (f)
Susan M. Wilk (e)                         108,200 (j)                2% (f)
Vincent Cusumano (e)                       15,000 (k)                 * (f)
Earle Kunzig (e)                           20,000 (l)                 * (f)
Raymond J. Rekuc (e)                        2,500 (m)                 * (f)

All officers and directors              1,030,050                 20.3% (f)
as a group (seven persons)

-----------------------------------------

(a) Based upon a Schedule 13G/A filed by Anthony Chiarenza and Key Equity Investors, Inc. on January 2, 2009. The address for both is P.O. Box 604579, Bayside, New York 11360-4579.

(b) Includes 353,200 shares of the Corporation's Common Stock held by Mr. Chiarenza, and 87,150 shares held by Key Equity Investors, Inc., of which Mr. Chiarenza is President, Chairman, and Chief Executive Officer. As a result of his positions, Mr. Chiarenza is deemed to have beneficial ownership of shares held by Key Equity Investors, Inc.

(c) Based on 4,823,304 shares of the Corporation's Common Stock outstanding as of June 30, 2008.

(d) Based on a Schedule 13G filed by Kasaken Capital, LLC on March 13, 2009. The address for Kasaken Capital, LLC is 55 Union place, Summit, New Jersey 07901.

(e) The address of all officers and directors is 45 Columbia Road, Somerville, New Jersey 08876.

(f) Based on 4,823,304 shares of the Corporation's Common Stock outstanding, plus 262,500 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days.

(g) Includes 100,000 shares that Mr. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(h) Includes 50,000 shares that Mr. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(i) Includes 50,000 shares that Mr. Smolyn is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(j) Includes 30,000 shares that Ms. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(k) Includes 15,000 shares that Mr. Cusumano is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(l) Includes 15,000 shares that Mr. Kunzig is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(m) Includes 2,500 shares that Mr. Rekuc is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

*  Less than 1%.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors had four meetings in fiscal 2008.

         The Board of Directors has established an audit committee and a compensation committee. Additional information concerning each of the committees and the directors serving such committees follows.

         The audit committee is responsible for review of the Company's auditing, accounting, financial reporting and internal control functions and for the selection, approval and recommendation of independent accountants to the Board of Directors. In addition, the audit committee is expected to monitor the quality of the Company's accounting principles and financial reporting as well as the independence of, and the non-audit services provided by, the Company's independent accountants. The Board of Directors has adopted a written charter for the audit committee. A report of the audit committee appears in this Proxy Statement. The audit committee is comprised of Messrs. Rekuc (Chairman), Cusumano and Kunzig, all of whom are independent directors in accordance with the definition of "independent director" established by the corporate governance rules of The Nasdaq National Market. (Although the Company's Common Stock is not quoted on the Nasdaq National Market, the Company has used the Nasdaq National Market's independence criteria in making this judgment in accordance with applicable SEC rules.) Mr. Rekuc serves as the Company's audit committee financial expert. The audit committee held two meetings during the year ended June 30, 2008.

         The compensation committee reviews, evaluates and advises the Board of Directors in matters relating to the Company's compensation of and other employment benefits for executive officers. The compensation committee presently has no charter. The compensation committee is comprised of Messrs. Kunzig (Chairman) and Cusumano. The compensation committee held one meeting during the year ended June 30, 2008.

         For the fiscal year ended June 30, 2008, each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which such director served.

         The Company does not have a nominating committee. The full Board of Directors performs the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because the full Board of Directors includes three independent directors, Messrs. Cusumano, Kunzig, and Rekuc, and has the time and resources to perform the function of selecting board nominees.

         The Board of Directors will consider candidates recommended by stockholders, directors, officers and other sources for nomination as a director. In evaluating such recommendations, the Board of Directors will consider its needs and those of the Company and evaluate each director candidate in light of, among other things, the candidate's past experience and qualifications.

          In accordance with certain provisions contained in the Company's bylaws, a stockholder recommendation of a director candidate must be received no later than 60 days nor more than 90 days prior to the meeting. In the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made in order to be deemed timely. Although the Board of Directors does not maintain a written policy with respect to shareholder recommendations, all such recommendations must, at a minimum, be accompanied by the following information:

     o    the stockholder's name and address;

     o    the number of shares owned by such stockholder; and

     o the candidate's biographical information, including name, residential and business address, telephone number, age, employment history (past and present), the number of shares of the company which are beneficially owned by such person, and any other information relating to such person that is required to be disclosed by the Company in the filings in makes with the SEC.

         As no stockholder recommendations were received with respect to the current Annual Meeting, the Board of Directors does not believe it requires a written policy for handling such stockholder recommendation.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Any stockholder desiring to send communications to the Board of Directors or any individual director, may forward such communication to the Legal Counsel of the Company at the Company's corporate offices. The Legal Counsel will collect and organize all such communications and forward them to the Board of Directors and any such individual director.


POLICY REGARDING ATTENDANCE AT ANNUAL MEETINGS

         The Company encourages, but does not require, directors to attend the annual meeting of stockholders. Last year all of the Company's directors were present at the annual meeting of shareholders.


BIOGRAPHICAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is biographical information regarding directors and executive officers of the Company. Unless otherwise noted, each director has held the indicated position for at least five years.

         JOHN J. WILK*, 81, was the President and Chief Executive Officer of TransNet since its inception in 1969 until May 1986, when he was elected as Chairman of the Board of Directors.

         STEVEN J. WILK*, 52, has been the President and Chief Executive Officer of TransNet since May 1986. He was elected as a director of TransNet in April 1989.

         JAY A. SMOLYN, 53, has been employed at TransNet since 1976 and in April 1985 became Vice President, Operations. He was elected as a director of TransNet in March 1990.

         VINCENT CUSUMANO, 71, has served as a director of TransNet since 1977. He is the President and Chief Executive Officer of Cusumano Perma-Rail Corporation of Roselle Park, New Jersey, distributors and installers of exterior iron railings.

         EARLE KUNZIG, 69, has served as a director of TransNet director since 1976. He is Vice President of Sales and a principal of Hardware Products Sales, Inc., Wayne, New Jersey, a broker of used computer equipment and provider of computer maintenance services.

         RAYMOND J. REKUC, 62, has served as a director of TransNet since 1983. He is the principal of Raymond J. Rekuc, Certified Public Accountant, an accounting firm located in Washington Township, New Jersey. Mr. Rekuc is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

         SUSAN M. WILK* joined TransNet in November 1987 as Director of Administration, and was named Legal Counsel in 1994. She was elected a director of TransNet in March 1990. Prior to joining TransNet, Ms. Wilk was an attorney with the U.S. Securities and Exchange Commission and the Federal Home Loan Bank Board.

         * John J. Wilk, Chairman of the Board, is the father of Steven J. Wilk, a director and the President and Chief Executive Officer of the Company, and Susan M, Wilk, a director and Legal Counsel of the Company.

         None of the Corporation's directors are directors of any other Corporation with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 (d) of that Act.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based solely on a review of Forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 2008, its officers, directors and beneficial owners of more than 10% of its shares of Common Stock timely complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION


COMPENSATION DISCUSSION AND ANALYSIS

PHILOSOPHY

         The Compensation Committee of our Board of Directors is responsible for establishing and evaluation our policies governing the compensation of our executive officers. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable, and competitive. The Committee's members are independent directors. The Chief Executive Officer may make recommendations with respect to those executives whose compensation is determined by the Committee. The Compensation Committee recommends any modification of compensation to the Board of Directors, which must approve any such modification

         The Corporation's executive compensation philosophy is to attract and retain executive officers and to align interests of our executive officers with those of our shareholders and the Corporation's business strategy and results. Accordingly, compensation is linked to individual and corporate performance. Our executive compensation program provides annual cash compensation, in the form of a competitive base salary and inventive bonuses to motivate our executives to deliver on business performance goals.

BASE SALARY

         The base salary is designed to attract and retain experienced executive officers who will establish corporate strategy and goals. While the initial base salary was determined by an assessment of competitive market levels at comparable companies and is included in the employment agreement for each of our named executive officers, the factors used in determining increases in base salary which individual performance, change in role and/or responsibility, and changes in the competitive market environment. The Compensation Committee reviews base salary on an annual basis, and considers certain quantitative factors, including the Corporation's financial, strategic, and operating performance for the year. The qualitative criteria include leadership qualities and management skills, as exhibited by each executive officer's respective innovations, time and effort devoted to the Corporation, and other general considerations. The Compensation Committee of the Board of Directors also takes notice of comparable remuneration of other CEO's at similar companies.

         The amount of base salary paid to the named executive officers during fiscal 2008 and 2007 is shown in the Summary Compensation Table below.

INCENTIVE BONUS

         The annual cash incentive bonus is designed to reward the executive officers for the achievement of performance objectives and corporate profits. The amounts of the bonus are determined by formulas set forth in the executive's employment agreement tied to the pre-tax profits of the Corporation.

         No bonuses were paid for fiscal 2008 or 2007.

OTHER BENEFITS

         TransNet maintains a 401(k) plan in which all full-time employees, including our named executive officers, who are at least 21 years of age and have at least three months of service, are eligible to participate. In 2008 and 2007, the Corporation contributed the amounts indicated in the Summary Compensation Table below, based upon formulas applicable to all participating employees.

HEALTH AND WELFARE BENEFITS

         All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, term life and disability insurance. None of the Corporation's group life, health, dental, and medical reimbursement plans discriminates in scope, terms of operation, in favor of the executive officers or directors of the Corporation and the plans are generally available to all full-time employees.

EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS

         TransNet has employment contracts in effect with Steven J. Wilk and Jay
A. Smolyn that expire on June 30, 2013. Pursuant to the employment contracts, Steven J. Wilk's annual salary is "at least" $300,000 and Mr. Smolyn's salary is "at least" $165,000 or, in each case, such greater amount as may be approved from time to time by the Board of

Directors. The Compensation Committee annually reviews the base salary of each executive officer, and determines whether to recommend an increase to the Board of Directors. The contracts also provide for additional incentive bonuses to be paid with respect to each of the Corporation's fiscal years based upon varying percentages of the Corporation's consolidated pre-tax income exclusive of extraordinary items (3% of the first $500,000, 4% of the next $500,000, 5% of the next $4,000,000 and 6% of amounts in excess of $5,000,000 for Steven J. Wilk, and 2% of pre-tax income in excess of $100,000 to the first $500,000 and 3% in excess of $500,00 for Mr. Smolyn). Steven J. Wilk's employment contract provides for a continuation of full amount of salary payments for 6 months and 50% of the full amount for the remainder of the term in the event of illness or injury. In addition, the employment contracts contain terms regarding the event of a hostile change of control of the Corporation and a resultant termination of the employee's employment prior to expiration of the employment contract. These provisions are summarized in the "Potential Payments upon Termination or Change in Control" section below.

PERQUISITES

         Pursuant to their employment agreements, Steven J. Wilk and Jay A. Smolyn are each provided with the use of a company car for business purposes.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of our Compensation committee is or was an officer of TransNet, nor had any relationship requiring disclosure under Item 13 of this Annual Report on Form 10-K. In addition, during fiscal 2008, there were no compensation committee interlocks.


                          COMPENSATION COMMITTEE REPORT

         The compensation committee of our Board of Directors has reviewed and discussed the "Compensation Discussion and Analysis" required by Item 402(b) of Regulation S-K with management, and, based upon such review and discussion, the Compensation Committee recommended to our Board of Directors that the "Compensation Discussion and Analysis" be included in this Annual Report on Form 10-K.
                                                          Earle Kunzig, Chairman
                                                                Vincent Cusumano


                                          SUMMARY COMPENSATION TABLE

    Name and Principal                                                         All Other
         Position               Year        Salary (a)         Bonus       Compensation (b)        Total
         --------               ----        -----------        -----       ------------            -----
Steven J. Wilk                  2008          $300,000          $0          $17,189(c)           $317,189
President and Chief             2007          $300,000          $0          $17,004(c)           $317,004
Executive Officer                                               $0

Jay A. Smolyn                   2008          $180,000          $0          $ 2,000(d)           $182,000
Vice President,                 2007          $180,000          $0          $ 2,000(d)           $182,000
Operations

John J. Wilk                    2008           $85,000          N/A                (e)           $ 85,000
Principal Financial             2007           $85,000          N/A                (e)           $ 85,000
Officer

(a) Amounts in this column represent gross salary earned for the fiscal year ended June 30, 2008.

(b) Amounts in this column include payments made to the named officer's 401(k) plan, and expenses of the Corporation related to the use of the company car.

(c) Payments in this column include payment of $2,088 and $1,902 made to Mr. Wilk's 401(k) plan for the fiscal years 2008and 2007, respectively, and $15,101 attributable to the use of a company car pursuant to his employment agreement. The cost was based upon the Corporation's depreciation cost of the car for fiscal 2008 and 2007.

(d) This amount represents the Corporation's contribution to Mr. Smolyn's 401(k) plan for the years indicated. Other compensation/benefits did not exceed $10,000.

(e)  Other compensation/benefits for John Wilk did not exceed $10,000.

STOCK OPTIONS

         TransNet's Stock Option Plan provides for the grant of both Non-qualified Stock Options and Incentive Stock Options, as the latter is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as providing for the granting of Restricted Stock and Deferred Stock Awards, covering, in the aggregate, 500,000 shares of the Company's Common Stock. The purpose of the Plan is to advance the interests of the Company and its shareholders by providing additional incentives to the Company's management and employees, and to reward achievement of corporate goals.

         Awards under the Plan may be made or granted to employees, officers, directors and consultants, as selected by the Board. The Plan is administered by the entire Board of Directors. All full-time employees and directors and officers of the Company are eligible to participate in the Plan.

         No options were granted during fiscal 2008. None of our named executive officers exercised any stock options during the fiscal year ended June 30, 2008.


                                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

                           Number of Securities     Number of Securities
                          Underlying Unexercised   Underlying Unexercised
                                  Options                  Options           Option Exercise   Option Expiration
          Name                Exercisable (a)           Unexercisable             Price               Date
          ----                ---------------           -------------             -----               ----
Steven J. Wilk                    100,000                    -0-                  $0.88            1/10/2011
Jay A. Smolyn                      50,000                    -0-                  $0.88            1/10/2011
John J. Wilk                       50,000                    -0-                  $0.88            1/10/2011



POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

         As stated above, the employment contracts for Messrs. S. Wilk and Smolyn contain terms regarding the event of a hostile change of control of the Corporation and a resultant termination of the employee's employment prior to expiration of the employment contract. These terms provide that Mr. Smolyn would receive a lump sum payment equal to the greater of 80% of his then current annual salary or 80% of his previous calendar year's gross wages including the additional incentive compensation multiplied by the lesser of five or the number of years remaining in the contract. In the case of Mr. Wilk, the contract provides that in the event of termination of employment due to a hostile change in control, he may elect to serve as consultant at his current salary and performance bonus for a period of five years beginning at the date of the change in control, or he may elect to receive a lump sum payment which would be the greater of 80% of his then current salary or 80% of his previous year's gross wages times the lesser of five or the number of years remaining in the contract. The contract for Mr. Smolyn provides that the Corporation may terminate his employment, with or without cause. If said termination is without cause, the Corporation shall pay the Employee an amount equal to compensation payable for a period of one-half of the contract period remaining, not to exceed compensation for 18 months. Steven J. Wilk's employment agreement provides that should the Corporation terminate his employment (other than for the commission of willful criminal acts), he may elect to continue as a consultant to the Corporation at his then current compensation level, including the performance bonus, for the lesser of two (2) years or the remainder of the contract term or he may elect to receive a lump sum payment equal to eighty percent of his then current salary plus incentive bonus times the lesser of two (2) years or the remainder of the contract. No payment would be made if either named officer resigned.

         The payments that would be made to these officers if termination had occurred at June 30, 2008 would be as follows:

         Steven J. Wilk:

               o hostile change of control - election to either serve as a consultant for five years at $300,000 per year; or to elect a lump-sum payment of $1,200,000

               o termination by the Corporation of employment (other than for willful commission of criminal acts): election by Mr. Wilk to either serve as a consultant for two years at a salary of $300,000 per year; or elect a lump-sum payment of $480,000


         Jay A. Smolyn:

               o    hostile change of control - a lump-sum payment of $660,000

               o    termination by the Corporation without cause: $247,500

               o    termination by the Corporation with cause: $0

         Continuation of health benefits would be available under COBRA.


DIRECTOR COMPENSATION

         Directors who are salaried employees receive no additional compensation for services as a director or as a member of any committee of the board of directors. Directors who are not officers or employees of the Company receive an annual retainer of $5,000. Such directors do not receive additional fees for their service on a committee of the board of directors. During fiscal 2008, the Company paid an annual retainer fee of $5,000 to each of its three outside directors.

                              DIRECTOR COMPENSATION

                              Fees Earned of Paid in
           Name                        Cash              All Other Compensation              Total
           ----                        ----              ----------------------              -----
Vincent Cusumano                      $5,000                       $0                       $5,000
Earle Kunzig                           5,000                       $0                        5,000
Raymond J. Rekuc                       5,000                       $0                        5,000
John J. Wilk                            $0                         $0                         $0
Steven J. Wilk                          $0                         $0                         $0
Jay A. Smolyn                           $0                         $0                         $0
Susan M. Wilk                           $0                         $0                         $0


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH RELATED PERSONS

         Other than continuing the lease referenced below, during fiscal 2008, the Corporation did not enter into any transaction with related persons that would be required to be disclosed under this caption pursuant to Item 404(a) of Regulation S-K. See Item 13 for discussion of the lease by of the Corporation of its premises from an entity controlled by two officers and directors.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

         The Corporation's independent directors, who comprise its Audit Committee, are required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

                          REPORT OF THE AUDIT COMMITTEE

         The responsibilities of the audit committee are discussed under "Board of Directors and Committees" on page 4 of this Proxy Statement.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards, and to issue a report thereon. The responsibility of the audit committee of the Board of Directors is to monitor and oversee these processes.

         Consistent with the foregoing the members of the audit committee:

               o have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2008.

               o have discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

               o have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent public accountants their independence.

         Based on the review and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

               The undersigned members of the audit committee have submitted this report to the Board of Directors.

                                                     Raymond J. Rekuc (Chairman)
                                                                Vincent Cusumano
                                                                    Earle Kunzig

                        ACTION TO BE TAKEN AT THE MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Two directors of the Company are to be elected at the Annual Meeting. The Company has a classified board, under which each class of directors is elected to serve a term of three years. Class III directors are being elected at this year's meeting. The Company's Board of Directors has proposed that the following two nominees be elected at this Annual Meeting: Earle Kunzig and Jay
A. Smolyn. As stated above, Mr. Kunzig is an independent director. Due to his position with the Company, Mr. Smolyn is not considered an independent director.

         The Company has no reason to believe that any of the nominees for the office of director will not be available for election as a director. If any of the nominees become unwilling or unable to accept nomination for election, however, it is intended that the individuals named in the enclosed proxy may vote for the election of such other persons as management of the Company may recommend.


VOTE REQUIRED

       The election of directors requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock present in person or by proxy at the Annual Meeting.


RECOMMENDATION OF THE BOARD OF DIRECTORS

       The Company's Board of Directors recommends that each of the above nominees be elected as a director.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Audit Committee has appointed Moore Stephens, P.C. ("MSPC"), certified independent public accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008. MSPC has served as the Company's auditors since 1977. Representatives of MSPC are not expected to be present at the Annual Meeting.

                The following table sets forth the aggregate fees billed to the Corporation by MSPC during fiscal 2008 and 2007.

                                           2008                      2007
                                           ----                      ----

       Audit Fees                        $60,000                   $57,500
       Audit Related Fees                 22,500                    16,000
       Tax Fees                           12,000                     7,500
       All Other Fees                      9,000                     9,000

       Total                            $103,500                   $90,000

            The audit committee pre-approves all audit and permissible non-audit services provided to the Corporation by MSPC. The non-audit services include audit-related services, tax services and other services.







STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

         Any stockholder proposals submitted pursuant to the SEC's Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2008 annual meeting of stockholders must be received by the Company on or before September 1, 2098. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to:
TransNet Corporation, 45 Columbia Road, Somerville, New Jersey 08876, Attention:
General Counsel.

      Stockholder proposals or director nominations to be presented at the 2009 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC's Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not more than ninety (90) days and not less than sixty (60) days prior to the Company's annual meeting of stockholders. For the Company's 2009 annual meeting of stockholders, the Company must receive such proposals and nominations no later than October 1, 2009. In the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2009 annual meeting was mailed or such public disclosure. Proposals must also comply with the other requirements contained in the Company's bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

OTHER MATTERS

       The Company does not know of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the proxies in accordance with their judgement on such matters.

                                             By Order of the Board of Directors,

                                                              /s/ Steven J. Wilk
                                                              ------------------
                                                                  Steven J. Wilk
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


Branchburg, New Jersey
May 8, 2009

                       [LOGO OMITTED] TransNet Corporation

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              TRANSNET CORPORATION
                                   10:00 A.M.
                                  JUNE 19, 2009
                              TRANSNET CORPORATION
                                45 COLUMBIA ROAD
                          BRANCHBURG, NEW JERSEY 08876



               \/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/
--------------------------------------------------------------------------------
PROXY
                              TRANSNET CORPORATION

          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  Annual Meeting of Stockholders--June 19, 2009

The undersigned, a stockholder of TransNet Corporation (the "Company") hereby appoints John J. Wilk and Steven J. Wilk or either of them, as proxy or proxies of the undersigned, with full power of substitution, to vote, in the name, place and stead of the undersigned, with all of the powers which the undersigned would possess if personally present, on behalf of the undersigned, all the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of TransNet Corporation to be held at 10:00 A.M. (local time) on Friday, June 19, 2009, at TransNet Corporation, 45 Columbia Road, Branchburg, New Jersey 08876 and at any and all adjournments thereof. The undersigned directs that this Proxy be voted as follows:



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING. UNLESS OTHERWISE SPECIFIED AS ABOVE PROVIDED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

              \/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/
--------------------------------------------------------------------------------
                                   PLEASE MARK
                                    YOUR VOTES    [X]
                                    LIKE THIS


1. TO ELECT DIRECTORS FOR THE ENSUING THREE YEARS (PROPOSAL ONE)

     NOMINEES:
      EARLE KUNZIG
      JAY A. SMOLYN


                                                       WITHHOLD
           FOR ALL NOMINEES                          AUTHORITY TO
             LISTED BELOW                            VOTE FOR ALL
         (EXCEPT AS MARKED TO                          NOMINEES
          THE CONTRARY BELOW)                        LISTED BELOW
                  [ ]                                     [ ]


(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED.)

--------------------------------------------------------------------------------

2. IN THEIR DISCRETION, ON ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

              AUTHORITY                                AUTHORITY
               GRANTED                                 WITHHELD
                 [ ]                                      [ ]


Stockholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. No postage is required if returned in the enclosed envelope and mailed in the United States. Receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement of the Board of Directors and Annual Report is acknowledged.


                                   COMPANY ID:



                                  PROXY NUMBER:



                                 ACCOUNT NUMBER:

DATED: __________________, 200 SIGNATURE OF  SHAREHOLDER________________________

Please sign exactly as name appears on this Proxy. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in partnership name by authorized person.